                      IVY CUNDILL GLOBAL VALUE FUND
                     IVY EUROPEAN OPPORTUNITIES FUND
                    IVY GLOBAL NATURAL RESOURCES FUND
                         IVY INTERNATIONAL FUND
                      IVY INTERNATIONAL VALUE FUND
                         IVY CASH RESERVES FUND
                     IVY PACIFIC OPPORTUNITIES FUND

                      Supplement Dated July 25, 2003
     to the Statement of Additional Information Dated April 17, 2003

The following supplements the disclosure regarding Classes in the
Statement of Additional Information, and is applicable to each of the
Funds, with the exception of Ivy Cash Reserves Fund. Ivy Cash Reserves
Fund does not offer Class Y shares.

Distribution Services:

    RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule
12b-1 distribution plans pertaining to each Fund's Class A, Class B, Class
C and Class Y shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each
Plan will benefit each Fund and its shareholders. The Trustees of the
Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of any Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

    Under the Plan for Class Y shares, with respect to each Fund, subject to the limitation on total plan fees set forth below, the Trust is authorized to pay to the Distributor an amount not to exceed on an annual basis .25 of 1% of each Fund's average net assets of its Class Y shares as a "distribution fee" to finance the distribution of that Fund's Class Y shares payable to the Distributor daily or at such other intervals as the
Board of Trustees may determine.

    With respect to each Fund, subject to the limitation on total plan fees set forth below, the Trust is authorized to pay to the Distributor an amount not to exceed on an annual basis .25 of 1% of each Fund's average net assets of its Class Y shares as a "service fee" to finance shareholder servicing by the Distributor or its affiliated companies to encourage and foster the maintenance of shareholder accounts of the particular Fund's
Class Y shares. The amounts shall be payable to the Distributor daily or at such other intervals as the Board of Trustees may determine.

    With respect to each Fund, the Trust is authorized to pay both a distribution fee and a service fee to the Distributor provided that the total amount of fees paid to the Distributor pursuant to this Plan shall not exceed on an annual basis .25 of 1% of the average net assets of that
Fund's Class Y shares.

FUND ACCOUNTING SERVICES

    As of July 1, 2003, the fees for fund accounting services paid by the
Funds are:

    Funds Average Assets        Annualized Base
    for the Month:              Monthly Fee
    $  0 - $ 10 million         $      0
    $ 10 - $ 25 million         $ 11,500
    $ 25 - $ 50 million         $ 23,100
    $ 50 - $100 million         $ 35,500
    $100 - $200 million         $ 48,400
    $200 - $350 million         $ 63,200
    $350 - $550 million         $ 82,500
    $550 - $750 million         $ 96,300
    $750 - $1.0 billion         $121,600
    $1.0 billion and over       $148,500

In addition, for each class of shares in excess of one, each Fund pays
Waddell & Reed Services Company (WRSCO) a monthly per-class fee equal to
2.5% of the monthly base fee.

TRANSFER AGENT

    Pursuant to a Transfer Agency Services Agreement, WRSCO, located at
6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, KS 66201-9217, is the
transfer agent for each Fund. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of that class for the preceding month.

ADMINISTRATOR

    Pursuant to an Administrative Services Agreement, Waddell & Reed Ivy
Investment Company (WRIICO) provides certain administrative services to each Fund. As of March 18, 2003, WRIICO assigned its responsibilities under the Administrative Services Agreement to WRSCO. As compensation for these services, each Fund, as of July 1, 2003, pays WRSCO a monthly fee at the annual rate of 0.01% of the Fund's average daily net assets.

Exchange of Shares:

    A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A and Class Y shares of each Fund made within 30 days of purchase.

Redemptions:

    Class A and Class Y shares of each Fund; and Class B, C and Advisor
Class shares of Ivy Pacific Opportunities Fund, held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share.

     However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing Class A or Class Y shares, please check with your account representative concerning the availability of the fee waivers.)  In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Class A shares, Class Y or Advisor Class shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

Capitalization and Voting Rights:

    The Declaration of Trust of the Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized Class Y shares for Ivy
Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global
Natural Resources Fund, Ivy International Fund, Ivy International Value
Fund and Ivy Pacific Opportunities Fund.

Exchange Privileges:

    CLASS Y:  Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Ivy Family of Funds or for Class A shares of Ivy Money Market Fund.

     For clients of Waddell & Reed, Inc. or Legend, Class Y shares of a
Fund may also be exchanged for Class Y shares of a fund within Waddell &
Reed Advisors Funds.